Print Name of Subscriber_________________

                             SUBSCRIPTION AGREEMENT

GolfRounds.com, Inc.
376 Main Street, P.O. Box 74
Bedminster, New Jersey 07921

Ladies and Gentlemen:

     1. Subscription; Minimum; Placement Agent. I (sometimes referred to herein as the "Investor") hereby subscribe for and agree to purchase _______________ shares of common stock, par value $.01 per share ("Common Stock"), of GolfRounds.com, Inc. ("Company"), a Delaware corporation, at a purchase price of $1.375 per share on the terms and conditions described herein and in the Confidential Term Sheet ("Term Sheet"), dated March 3, 2000, together with all exhibits and any supplements. The minimum subscription is $27,500, but M.H. Meyerson & Co., Inc. ("Meyerson" or "Placement Agent") and the Company have the discretion to accept subscriptions for less than the minimum. Meyerson is acting as the exclusive placement agent for this offering. This offering will be made on a "best efforts, $1,145,375 minimum, $1,832,875 maximum" basis.

     2. Description of the Common Stock. Holders of the common stock are entitled to dividends as and when declared by the Board of Directors of the Company from funds legally available for such purpose. However, the Company has never declared or paid dividends on its common stock and does not intend to do so for the foreseeable future. Upon liquidation, shares of common stock are entitled to a pro rata share in any distribution available to holders of common stock. The holders of common stock have one vote per share on each matter to be voted upon by stockholders. The common stock is not entitled to cumulative voting and holders of common stock do not have any pre-emptive rights. All of the outstanding shares of common stock are, and all of the shares of common stock issued in this offering will be, validly issued, fully paid and non-assessable.

     3. Purchase.

       3.1 Escrow Account. I (i) hereby tender instructions for the transfer of funds in the amount indicated above from my account at Meyerson or (ii) have instructed my bank to wire funds in the amount indicated above from my account at such bank to the order of "CST&T AAF - GolfRounds.com, Inc." I hereby tender two manually executed copies of this Subscription Agreement, a completed and executed copy of my Confidential Purchaser Questionnaire and a completed and executed copy of my NASD Questionnaire.

       3.2 Offering Period. This offering will continue until March 31, 2000, unless such date is extended, without notice to the Investor, by mutual consent of Meyerson and the Company, to a date not later than April 30, 2000 ("Termination Date"). Prior to the earlier of a Closing (as defined in Section 5 hereof) or the Termination Date, my cash, check or wire transfer delivered herewith will be held in escrow by Continental Stock Transfer & Trust Company, as escrow agent, subject to the terms and conditions herein. If subscriptions for at least 833,000 shares of Common Stock are not received and accepted by the Company by the Termination Date, my payment will be returned to me without interest or deduction.

       4. Acceptance or Rejection of Subscription. The Company and Meyerson have the right to reject this subscription for the Common Stock, in whole or in part for any reason and at any time prior to the Closing (as defined in Section 5 below) with respect to my subscription, notwithstanding prior receipt by me of notice of acceptance of my subscription. In the event of the rejection of this subscription, my subscription payment will be promptly returned to me without interest or deduction and this Subscription Agreement shall have no force or effect. In the event my subscription is accepted and there is a Closing, my subscription proceeds shall be released to the Company and the certificates representing the shares of Common Stock will be promptly delivered to me.

       5. Closing and Delivery of Common Stock. An initial closing ("Initial Closing") may occur at the office of Graubard Mollen & Miller ("GM&M") at any time prior to the Termination Date and after the sale by the Company of at least 833,000 shares of Common Stock, as determined jointly by the Company and Meyerson. After the Initial Closing, subsequent closings with respect to the sale of additional shares of Common Stock may take place at any time prior to the Termination Date (each such closing, together with the Initial Closing, being referred to as the "Closing"). The Common Stock subscribed for herein shall not be deemed issued to or owned by me until two copies of this Subscription Agreement have been executed by me and countersigned by the Company and a Closing with respect to my subscription has occurred.

      6. Disclosure. This offering is limited to accredited investors as defined in Section 2(15) of the Securities Act of 1933, as amended ("Securities Act"), and Rule 501 promulgated thereunder, and is being made without registration under the Securities Act in reliance upon the exemptions contained in Sections 3(b), 4(2) and/or 4(6) of the Securities Act and applicable state securities laws. I acknowledge receipt of the Term Sheet and all exhibits listed therein and represent that I have carefully reviewed and understand the Term Sheet and its exhibits. I have received all information and materials regarding the Company that I have requested.

     7. Registration Rights; Lock-Up.


        7.1  Registration in 13 Months.

        (a) Grant of Right. The Company agrees to file a registration statement under the Securities Act for the resale of the common stock sold in the offering contemplated by the Term Sheet (the "Registrable Securities") not later than 13 months after the Initial Closing and to use its best efforts to have such registration statement declared effective promptly thereafter. The Company's obligation to file a registration statement pursuant to this Section 7.1 shall be deemed to have been fulfilled if and to the extent that prior to the date that is 13 months after the Initial Closing the Registrable Securities are included on a registration statement filed by the Company pursuant to Section
7.2 below.

       (b) Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Investors shall pay any and all underwriting commissions and the fees and expenses of any legal counsel selected by the Investors to represent them in connection with the sale of the Registrable Securities. The Company agrees to use its best efforts to qualify or register the Registrable Securities in such States as are reasonably requested by the holders ("Holders") thereof; provided, however, that in no event shall the Company be required to register the Registrable Securities in a State in which such registration would cause (i) the Company to be obligated to register or be licensed to do business in such State, or (ii) the principal stockholders of the Company to be obligated to escrow their shares of capital stock of the Company. The Company shall cause any registration statement filed pursuant to the rights granted under Section 7.1(a) to remain effective, and any State qualifications or registrations obtained or filed pursuant to this Section 7.1(b) to continue in effect, for a period of at least nine consecutive months from the date that the Holders of the Registrable Securities covered by such registration statement are first given the opportunity to sell all of such securities.

       7.2 "Piggy-Back" Registration.

       (a) Grant of Right. In addition to the right of registration set forth in
Section 7.1, the Holders shall have the right until the date that is five years after the date of the Initial Closing to include the Registrable Securities as part of any other registration of securities filed by the Company (other than in connection with a transaction contemplated by Rule 145(a) under the Securities Act or pursuant to Form S-8 or any equivalent form), provided, however, that if, in the written opinion of the Company's managing underwriter or underwriters, if any, for such offering, the inclusion of the Registrable Securities, when added to the securities being registered by the Company or the selling stockholder(s), will exceed the maximum amount of the Company's securities that can be marketed
(i) at a price reasonably related to their then current market value, or (ii) without materially and adversely affecting the entire offering, the Company shall nevertheless register all or any portion of the Registrable Securities required to be so registered but such Registrable Securities shall not be sold by the Holders until 90 days after the registration statement for such offering has become effective and provided further that, if any securities are registered for sale on behalf of other stockholders in such offering and such stockholders have not agreed to defer such sale until the expiration of such 90 day period, the number of securities to be sold by all stockholders in such public offering during such 90 day period shall be apportioned pro rata among all such selling stockholders, including all Holders of the Registrable Securities, according to the total amount of securities of the Company owned by said selling stockholders, including all Holders of the Registrable Securities.

       (b) Terms. The Company shall bear all fees and expenses attendant to registering the Registrable Securities, but the Holders shall pay any and all underwriting commissions and the expenses of any legal counsel selected by the Holders to represent them in connection with the sale of the Registrable Securities. In the event of such a proposed registration, the Company shall furnish the then Holders of outstanding Registrable Securities with not less than 30 days' written notice prior to the proposed date of filing of such registration statement. Such notice shall continue to be given for each registration statement filed by the Company until the earlier of (i) such time as all of the Registrable Securities have been sold by the Holders thereof or
(ii) the expiration of the "piggy- back" rights provided for herein. The Holders of the Registrable Securities shall exercise the "piggy-back" rights provided for herein by giving written notice within 20 days of the receipt of the Company's notice of its intention to file a registration statement. The Company shall cause any registration statement filed pursuant to the above "piggy-back" rights to remain effective for a period of at least nine consecutive months from the date that the Holders of the Registrable Securities covered by such registration statement are first given the opportunity to sell all of such securities. Notwithstanding the provisions of this Section 7.2, the Company shall have the right at any time after it shall have given written notice of its intention to file a registration statement (irrespective of whether a written request for inclusion of any Registrable Securities shall have been made) to elect not to file any such proposed registration statement, or to withdraw the same after the filing but prior to the effective date thereof.

       7.3 General Terms.

       (a) Indemnification. The Company shall indemnify the Holder(s) of the Registrable Securities to be sold pursuant to any registration statement hereunder and each person, if any, who controls such Holders within the meaning of Section 15 of the Securities Act or Section 20(a) of the Securities Exchange Act of 1934, as amended ("Exchange Act"), against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, arising out of or based upon any untrue statement or alleged untrue statement of a material fact contained in (i) such registration statement; or (ii) any application or other document or written communication (in this Section 7.3 collectively called "application") executed by the Company or based upon written information furnished by the Company in any jurisdiction in order to qualify the Registrable Securities under the securities laws thereof or filed with the Securities and Exchange Commission ("Commission"), any state securities commission or agency, Nasdaq or any securities exchange; or the omission or alleged omission therefrom of a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, unless such statement or omission was made in reliance upon, and in strict conformity with, written information furnished to the Company with respect to the Holder(s) by or on behalf of the Holder(s) expressly for use in such registration statement or in any application, as the case may be. The Company agrees promptly to notify the Holder(s) of the commencement of any litigation or proceedings against the Company or any of its officers, directors or controlling persons in connection with the issue and sale of the Registrable Securities or in connection with the registration statement or any application. The Holder(s) and their successors and assigns shall severally, and not jointly, indemnify the Company, against all loss, claim, damage, expense or liability (including all reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever) to which they may become subject under the Securities Act, the Exchange Act or otherwise, arising from information furnished by or on behalf of such Holders, with respect to such Holders, in writing, for specific inclusion in such registration statement or any application.

       (b) Elimination of Registration Rights. Notwithstanding anything to the contrary in Section 7.2, no Holders shall be entitled to have their Registrable Securities registered under the Securities Act if, in the opinion of counsel to the Company, they may be sold without restriction pursuant to Rule 144(k) promulgated under the Securities Act and any restrictive legends under the Securities Act are removed from the certificates representing such securities and any stop transfer order for such certificates is removed.

       (c) Successors and Assigns. The registration rights granted to the Holders inure to the benefit of all the Holders' successors, heirs, pledgees, assignees, transferees and purchasers of the Registrable Securities.

       (d) Documents Delivered to Holders. The Company shall furnish to each Holder participating in any of the foregoing offerings that are underwritten and to each underwriter of any such offering, if any, a signed counterpart, addressed to such Holder or underwriter, of (i) an opinion of counsel to the Company, dated the effective date of such registration statement (and, if such registration includes an underwritten public offering, an opinion dated the date of the closing under any underwriting agreement related thereto), and (ii) a "cold comfort" letter dated the effective date of such registration statement (and a letter dated the date of the closing under the underwriting agreement) signed by the independent public accountants who have issued a report on the Company's financial statements included in such registration statement, in each case covering substantially the same matters with respect to such registration statement (and the prospectus included therein) and, in the case of such accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to underwriters in underwritten public offerings of securities. The Company shall also deliver promptly to each Holder participating in the offering requesting the correspondence and memoranda described below and to the managing underwriter copies of all correspondence between the Commission and the Company, its counsel or auditors and all memoranda relating to discussions with the Commission or its staff with respect to the registration statement and permit each Holder and underwriter to do such investigation, upon reasonable advance notice, with respect to information contained in or omitted from the registration statement as it deems reasonably necessary to comply with applicable securities laws or rules of the National Association of Securities Dealers, Inc.

       (e) Underwriting Agreement. The Company shall enter into an underwriting agreement with the underwriter representing the Holders whose Registrable Securities are being registered pursuant to Section 7.1 in connection with an underwritten offering. Such underwriter must be reasonably acceptable to the Company. Such agreement shall be reasonably satisfactory in form and substance to the Company, each Holder and such underwriter, and shall contain such representations, warranties and covenants by the Company and such other terms as are customarily contained in agreements of that type used by the underwriter. The Holders shall be parties to any underwriting agreement relating to an underwritten sale of their Registrable Securities and may, at their option, require that any or all the representations, warranties and covenants of the Company to or for the benefit of such underwriter shall also be made to and for the benefit of such Holders. Such Holders shall not be required to make any representations or warranties to or agreements with the Company or the underwriter except as they may relate to such Holders, their shares and their intended methods of distribution.

       (f) Documents to be Delivered by Holder(s). Each of the Holder(s) participating in any of the foregoing offerings shall furnish to the Company a completed and executed questionnaire provided by the Company requesting information customarily sought of selling security holders.

       7.4 Lock-up. I agree that, notwithstanding the registration rights set forth in this Section 7, the Shares offered hereby may not be sold or otherwise transferred until the date that is one year after the date of the Initial Closing, unless (i) Meyerson, in its sole discretion, agrees to the sale of all or part of such securities at an earlier date and (ii) if I am a Pennsylvania resident, I comply with ss. 204.11 of the Pennsylvania Blue Sky Regulations. The parties hereto agree that Meyerson is a third-party beneficiary of this Subscription Agreement and that no modification of the "lock-up" provisions contained in this Section 7.4 may be made without the prior written consent of Meyerson.

     8. Investor Representations and Warranties. I acknowledge, represent and warrant to, and agree with, the Company and the Placement Agent as follows:

       (a) I am aware that the Common Stock is a speculative investment that involves a high degree of risk of loss of my entire investment. I have read and fully understand the Term Sheet, including the section entitled "Risk Factors". I acknowledge and fully understand the nature of the risks involved in purchasing the Common Stock.

       (b) I acknowledge and am aware that despite its organization in 1968 the Company is essentially in the startup stage, has not yet derived sufficient revenues from its current business operations to maintain operations and has incurred losses since the commencement of its current business operations in May 1999. I acknowledge that there is no assurance as to the future performance of the Company.

       (c) I acknowledge that, notwithstanding the Company's commitment herein, there can be no assurance that the Company will file any registration statement for the securities I am purchasing, that such registration statement, if filed, will be declared effective or, if declared effective, that the Company will be able to keep it effective until I sell the securities registered thereon.

       (d) I am purchasing the Common Stock for my own account for investment and not with a view to or for sale in connection with the distribution of the Common Stock, nor with any present intention of selling or otherwise disposing of all or any part of the Common Stock. I understand that there is no market at present and there may not be any market in the future for the Common Stock. I agree that (i) the purchase of the Common Stock is a long-term investment, (ii) I may have to bear the economic risk of investment for an indefinite period of time because the Common Stock has not been registered under the Securities Act and, notwithstanding the Company's commitment herein, may not be registered and, cannot be resold, pledged, assigned, or otherwise disposed of unless it is subsequently registered under said Securities Act and under applicable securities laws of certain states or an exemption from such registration is available. I understand that, except as set forth herein, the Company is under no obligation to register the Common Stock or to assist me in complying with any exemption from such registration under the Securities Act or any state securities laws. I hereby authorize the Company to place a legend denoting the restrictions on the shares of Common Stock to be issued.

       (e) I recognize that the Common Stock, as an investment, involves a high degree of risk including, but not limited to, the risk of economic losses from operations of the Company and the total loss of my investment. I am qualified by my knowledge and experience to evaluate investments of this type. I believe that the investment in the Common Stock is suitable for me based upon my investment objectives and financial needs, and I have adequate means for providing for my current financial needs and contingencies and have no need for liquidity with respect to my investment in the Company. The investment in the Company does not constitute my complete portfolio.

       (f) I have been given access to full and complete information regarding the Company and have utilized such access to my satisfaction for the purpose of obtaining information in addition to, or verifying information included in, the Term Sheet and exhibits thereto, and I have either met with or been given reasonable opportunity to meet with officers of the Company for the purpose of asking questions of, and receiving answers from, such officers concerning the terms and conditions of the offering of the Common Stock and the business and operations of the Company and to obtain any additional information, to the extent reasonably available.

       (g) I have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Common Stock and have obtained, in my judgment, sufficient information from the Company to evaluate the merits and risks of an investment in the Company. I have not utilized any person as my purchaser representative as defined in Regulation D in connection with evaluating such merits and risks.

       (h) I have relied solely upon my own investigation in making a decision tp invest in the Company.

       (i) I have received no representation or warranty from the Company or the Placement Agent or any of their respective officers, directors, employees or agents in respect of my investment in the Company and I have received no information (written or otherwise) from them relating to the Company or its business other than as set forth in the Term Sheet. I am not participating in the offer as a result of or subsequent to: (i) any advertisement, article, notice or other communication published in any newspaper, magazine or similar media or broadcast over television, radio or the Internet or (ii) any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

       (j) I have had full opportunity to ask questions and to receive satisfactory answers concerning the offering and other matters pertaining to my investment and all such questions have been answered to my full satisfaction. In addition, as required by Section 517.061(11)(a)(3), Florida Statutes and by Rule 3-500.05(a) thereunder, if I am a Florida resident I may have, at the offices of the Company, at any reasonable hour, after reasonable notice, access to the materials set forth in the Rule that the Company can obtain without unreasonable effort or expense.

       (k) I have been provided an opportunity to obtain any additional information concerning the offering and the Company and all other information to the extent the Company possesses such information or can acquire it without unreasonable effort or expense.

       (l) I am an "accredited investor" as defined in Section 2(15) of the Securities Act and in Rule 501 promulgated thereunder.

       (m) I understand that (i) the Common Stock has not been registered under the Securities Act or the securities laws of certain states in reliance on specific exemptions from registration, (ii) no securities administrator of any state or the federal government has recommended or endorsed this offering or made any finding or determination relating to the fairness of an investment in the Company, and (iii) the Company is relying on my representations and agreements for the purpose of determining whether this transaction meets the requirements of the exemptions afforded by the Securities Act and certain state securities laws.

       (n) I have been urged to seek independent advice from my professional advisors relating to the suitability of an investment in the Company in view of my overall financial needs and with respect to the legal and tax implications of such investment.

       (o) If the Investor is a corporation, company, trust, employee benefit plan, individual retirement account, Keogh Plan, or other tax-exempt entity, it is authorized and qualified to become an Investor in the Company and the person signing this Subscription Agreement on behalf of such entity has been duly authorized by such entity to do so.

       (p) I hereby acknowledge and am aware that except for any rescission rights that may be provided under applicable laws, I am not entitled to cancel, terminate or revoke this subscription, and any agreements made in connection herewith shall survive my death or disability.

       (q) My responses to the questions in my Purchaser Questionnaire and my NASD Questionnaire delivered herewith to the Company are true and correct.

     9. Indemnification. I hereby agree to indemnify and hold harmless the Company and Meyerson, as Placement Agent, their respective officers, directors, stockholders, employees, agents, and attorneys against any and all losses, claims, demands, liabilities, and expenses (including reasonable legal or other expenses, including reasonable attorneys' fees and other expenses reasonably incurred in investigating, preparing or defending against any claim whatsoever incurred by the indemnified party in any action or proceeding between the indemnitor and the indemnified party or between the indemnified party and any third party or otherwise) incurred by each such person in connection with defending or investigating any such claims or liabilities, whether or not resulting in any liability to such person, to which any such indemnified party may become subject under the Securities Act, under any other statute, at common law or otherwise, insofar as such losses, claims, demands, liabilities and expenses (a) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact made by me and contained in this Subscription Agreement or my Purchaser Questionnaire, or (b) arise out of or are based upon any breach by me of any representation, warranty, or agreement made by me contained herein, or (c) arise out of or are based upon any material misstatement or omission in my Purchaser Information. Meyerson is a third-party beneficiary of this Section 9 and this Section 9 may not be modified or amended without the prior written agreement of Meyerson.

     10. Severability; Remedies. In the event any parts of this Subscription Agreement are found to be void, the remaining provisions of this Subscription Agreement shall nevertheless be binding with the same effect as though the void parts were deleted.

     11. Governing Law and Jurisdiction. This Subscription Agreement will be deemed to have been made and delivered in New York City and will be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York. The Company hereby (i) agrees that any legal suit, action or proceeding arising out of or relating to this Subscription Agreement shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (ii) waives any objection to the venue of any such suit, action or proceeding and the right to assert that such forum is not a convenient forum for such suit, action or proceeding, (iii) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York, and the United States District Court for the Southern District of New York in any such suit, action or proceeding, (iv) agrees to accept and acknowledge service of any and all process that may be served in any such suit, action or proceeding in New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and (v) agrees that service of process upon it mailed by certified mail to its address shall be deemed in every respect effective service of process upon it in any suit, action or proceeding.

     12. Counterparts. This Subscription Agreement may be executed in one or more counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument. The execution of this Subscription Agreement may be by actual or facsimile signature.

     13. Benefit. This Subscription Agreement shall be binding upon and inure to the benefit of the parties hereto (and Meyerson to the extent it is a third-party beneficiary hereof) and their respective heirs, executors, personal representatives, successors and assigns. Meyerson shall be deemed to be a third-party beneficiary with respect to any sections hereof that so state or that otherwise indicate that Meyerson would be entitled to rely on the representations, warranties or covenants made by me therein.

     14. Notices. All notices, offers, acceptance and any other acts under this Subscription Agreement (except payment) shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by overnight courier service, by confirmed facsimile or, if mailed, postage prepaid, by certified mail (return receipt requested), and shall be effective three days after being placed in the mail if mailed, or upon receipt or refusal of receipt, if delivered personally or by courier or confirmed telecopy, in each case addressed to a party. The addresses for such communications shall be:

      Investor:        At the address designated on the signature page of this
                       Subscription Agreement.

      The Company:     GolfRounds.com, Inc.
                       376 Main Street, P.O. Box 74
                       Bedminster, New Jersey 07921

                       Attn: John F. McCarthy, III, Chief Executive Officer
                       Fax: (202)

      In either case, with copies to:

                       Hartman & Craven LLP
                       460 Park Avenue
                       New York, New York 10022
                       Attention: Edward I. Tishelman
                       Fax:  (212) 223-9911

                       Graubard Mollen & Miller
                       600 Third Avenue
                       New York, New York 10016-2097
                       Attention:  David Alan Miller
                       Fax:  (212) 818-8881

or to such other address as any of them, by notice to the others may designate from time to time.

     15. Oral Evidence. This Subscription Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral and written agreements between the parties hereto with respect to the subject matter hereof. This Subscription Agreement may not be changed, waived, discharged, or terminated orally but, rather, only by a statement in writing signed by the party or parties against which enforcement or the change, waiver, discharge or termination is sought.

     16. Section Headings. Section headings herein have been inserted for reference only and shall not be deemed to limit or otherwise affect, in any matter, or be deemed to interpret in whole or in part, any of the terms or provisions of this Subscription Agreement.

     17. Survival of Representations, Warranties and Agreements. The representations, warranties and agreements contained herein shall survive the delivery of, and the payment for, the Common Stock.

     18. Acceptance of Subscription. The Company may accept this Subscription Agreement at any time for all or any portion of the Common Stock subscribed for by executing a copy hereof as provided and notifying me within a reasonable time thereafter.

     Residents of All States: In making an investment decision, investors must rely on their own examination of the Company and the terms of the offering, including the merits and risks involved. The shares of Common Stock offered hereby have not been registered under the Securities Act, as amended, or the securities laws of any state and are being offered and sold in reliance on exemptions from the registration requirements of said Act and such laws. The Common Stock is subject to restriction on transferability and resale and may not be transferred or resold except as permitted under said Act and such laws pursuant to registration or exemption therefrom. Investors should be aware that they will be required to bear the financial risks of this investment for an indefinite period of time. The Common Stock has not been approved or disapproved by the Securities and Exchange Commission, any state securities commission or other regulatory authority, nor have any of the foregoing authorities passed upon or endorsed the merits of the offering or the accuracy or adequacy of the Term Sheet. Any representation to the contrary is unlawful.

     FOR FLORIDA RESIDENTS: These securities have not been registered under the Securities Act of 1933, as amended, or the Florida Securities Act, by reason of specific exemptions thereunder relating to the limited availability of the offering. These securities cannot be sold, transferred, or otherwise disposed of to any person or entity unless subsequently registered under the Securities Act of 1933, as amended, or the Securities Act of this State, if such registration is required.

     Pursuant to Section 517.061(11) of the Florida Securities Act, when sales are made to five (5) or more persons in Florida, any sale made pursuant to Subsection 517.061(11) of the Florida Securities Act shall be voidable by such Florida purchaser either within three days after the first tender of consideration is made by the purchaser to the issuer, an agent of the issuer, or an escrow agent, or within three days after the availability of the privilege is communicated to such purchaser, whichever occurs later.

      Manner in Which Title is to be Held.  (check one)
      -----------------------------------

         ____ Individual Ownership
         ____ Community Property
         ____ Joint Tenant with Right of Survivorship (both parties must sign)
         ____ Partnership
         ____ Tenants in Common
         ____ Corporation
         ____ Trust
         ____ Other (please indicate)

INDIVIDUAL INVESTORS                                 ENTITY INVESTORS

-------------------------                        ----------------------
 Signature (Individual)                          Name of Entity, If Any

                                                 ------------------------
                                                 *Signature
Signature (all record holders should sign) Its:  ________________________
                                                         Title

-------------------------                        ------------------------------
Names Typed or Printed                           Names Typed or Printed

Address to Which Correspondence                 Address to Which Correspondence
Should be Directed                              Should be Directed

-------------------------                       -------------------------
-------------------------                       -------------------------
-------------------------                       -------------------------
City, State and Zip Code                        City, State and Zip Code

-------------------------                       -------------------------
Social Security Number                          Tax Identification Number

* If Common Stock is being subscribed for by any entity, the Certificate of the Signatory on the next page must also be completed.

------------------------------------------------------------------------------

The foregoing subscription is accepted and the Company hereby agrees to be bound by its terms.

                                        GOLFROUNDS.COM, INC.

Dated:                    , 2000        By:_________________________
      -------------------                  Name:
                                           Title:

                            CERTIFICATE OF SIGNATORY

(To be completed if Common Stock is being subscribed for by an entity)




      I, __________________________, the ________________________________
         (name of signatory)                       (title)

of
   -----------------------------------------------------------------------, a
         (name of entity)

----------------------------------------------------------------------------
         (type of entity)

hereby certify that the above entity is duly empowered and authorized to purchase the Common Stock and that I am duly empowered and authorized by the entity to execute the Subscription Agreement on its behalf.

     IN WITNESS WHEREOF, I have executed this Certificate this ____ day of _________, 2000.



                                                     (Signature)